UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2009

QSGI INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)
400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (561) 835-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	Bankruptcy or Receivership

(a)
On July 2, 2009, QSGI INC. and following subsidiaries Qualtech Services Group, Inc. and QSGI-CCSI, INC. (collectively, the "Company") Boards of Directors authorized the Company to file a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida. The case was filed on July 2, 2009.  The Company believes these actions will allow the Company to continue some operations while it works to restructure its financial obligations and restructure operations.

The Company is also interviewing financial advisory firms specializing in corporate restructuring to assist management with its restructuring.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On July 7, 2009, the Company received notification that Geoffrey A. Smith had tendered his resignation from the Boards of Directors of the Company.

(b)	On July 7, 2009, the Company received notification that Robert W. VanHellemont had tendered his resignation from the Boards of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: July 9, 2009	By:	/S/ Edward L. Cummings
Edward L. Cummings
Vice President Finance